

THE DIXIE GROUP

January 2012 Investor Presentation

Forward Looking Statements

The Dixie Group, Inc.

THE DIXIE GROUP

- Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company's results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company's business. Issues related to the availability and price of energy may adversely affect the Company's operations. Additional information regarding these and other factors and uncertainties may be found in the Company's filings with the Securities and Exchange Commission.
- General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information.

Dixie History

THE DIXIE GROUP



DIXIE MERCERIZING COMPANY
Dixie
20

- Began operations in 1920
- Entered floorcovering in 1993 and exited textiles in 1999 – now 100% floorcovering
- Refined focus on upper-end markets in 2004
- For over 90 years we have focused on specialized products
- Traditionally we have outperformed the industry and expect to do so in the future

Dixie Today

THE DIXIE GROUP



- Commitment to brands in the upper-end market with strong growth potential
- Diversified between Commercial and Residential markets
- Diversified customer base
  - Top 10 carpet customers
    - 18.6% of carpet sales
  - Top 20 carpet customers
    - 21.2% of carpet sales

New and Existing Home Sales
Seasonally Adjusted Rate

THE DIXIE GROUP



New 1,000
Existing 1,000
New Homes
Existing Homes
Tax Credit Response
650
600
550
500
450
400
350
300
250
200
5,500
5,000
4,500
4,000
3,500
3,000
Jan '08
July
Jan '09
July
Jan '10
July
Jan '11
July

November 2011:

- Existing home sales up 12% from a year ago and on a steady but slow recovery.
- New home sales have been near the 300,000 rate for over a year.
- "Sales reached the highest mark in 10 months and are 34 percent above the cyclical low point in mid-2010 – a genuine sustained sales recovery appears to be developing."
  - Lawrence Yun, Chief Economist for the National Association of Realtors.

Source: National Association of Realtors (existing) and census.gov/const/c25 (new).
Next release October 26 (new); October 20 (existing).

Residential Remodeling
Owner-Occupied Improvements*

Upward trend for Q3 2011 with a slow recovery predicted.



Millions of dollars
$150,000
$140,000
$130,000
$120,000
$110,000
$100,000
$90,000
$80,000
January '11
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Jan Feb Mar Apr May Jun Jul Aug Sep

http://www.census.gov/construction/c30/c30index.html Private construction

The Industry

THE DIXIE GROUP



Value of U.S. Carpet & Rug Mill Shipments
($ 000's)
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
1963
1968
1973
1978
1983
1988
1993
1998
2003
2008
Single year dips in Shipments during recessionary times
Multi-year decline in this downturn

Source: U.S. Census Bureau & CRI Estimate

The Industry versus GDP

THE DIXIE GROUP



Value of U.S. Carpet & Rug Shipments versus U.S. GDP
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
1963 1965 1967 1969 1971 1973 1975 1977 1979 1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011
Carpet & Rug Shipments
US GDP

2012

- **We are starting to see a rebound in the relationship between carpet and rug shipments and GDP**
- **We believe that the long-term trend will once again be restored once purchases of existing homes rebounds**

Residential and Commercial
Fixed Investment

THE DIXIE GROUP



Fixed Investment as % of GDP
(U.S.Dept. of Commerce)
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1969 Q1
1970 Q1
1971 Q1
1972 Q1
1973 Q1
1974 Q1
1975 Q1
1976 Q1
1977 Q1
1978 Q1
1979 Q1
1980 Q1
1981 Q1
1982 Q1
1983 Q1
1984 Q1
1985 Q1
1986 Q1
1987 Q1
1988 Q1
1989 Q1
1990 Q1
1991 Q1
1992 Q1
1993 Q1
1994 Q1
1995 Q1
1996 Q1
1997 Q1
1998 Q1
1999 Q1
2000 Q1
2001 Q1
2002 Q1
2003 Q1
2004 Q1
2005 Q1
2006 Q1
2007 Q1
2008 Q1
2009 Q1
2010 Q1
2011 Q1
Residential Fixed Investment % of GDP
Comercial Structures Fixed Investment as % of GDP
Residential 42 Yr Average
Commercial 42 Yr Average

No rebound in residential activity

Slight rebound in commercial activity

Consumer Sentiment
Conference Board

THE DIXIE GROUP



Conference Board Consumer Confidence Survey
100
90
80
70
60
50
40
30
20
10
0
2010 Aug.
2010Sep.
2010 Oct.
2010 Nov.*
2010 Dec.
2011Jan.
2011Feb.
2011Mar.
2011Apr.
2011May
2011June
2011July
2011Aug.
2011Sep.
2011Oct.
2011Nov.(r)
2011Dec.(p)
Consumer Confidence Index*
Household Income $50,000 and over

December 2011:

- Consumer sentiment is rebounding (blue)
- Upper-end consumer confidence is accelerating (red)
- "Looking ahead, consumers are more optimistic that business conditions, employment prospects, and their financial situations will continue to get better."
  - Lynn Franco, Director of The Conference Board Consumer Research Center:

The Stock Market

THE DIXIE GROUP



Dow Jones Industrial Average
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11

January 2012

- **The stock market has been unstable throughout 2011 due to macro economic shocks**
- **2012 is predicted to remain unsettled due to macro events: Europe, US Election, Chinese slowdown, Etc.**

2010 U.S. Carpet Manufacturers

THE DIXIE GROUP

Carpet & Rug Sales	Dollars in Millions		% Total
Shaw	$	3,024	31.2%
Mohawk	$	2,442	25.2%
Bealieau	$	896	9.2%
Interface	$	496	5.1%
Dixie	$	225	2.3%
Other	$	2,618	27.0%
Market	$	9,701	100.0%

Source: Floor Focus

The Industry

2006 Carpet End Use	2011 Carpet End Use
Sales $10.19 Billion	Sales $7.16 Billion


Commercial
35%
Residential
65%


Commercial
43%
Residential
57%

Commercial %
2001 – 2011
From 32% to 43%

Source: Floor Focus – Broadloom & Carpet Tile

Dixie Group Carpet Sales

THE DIXIE GROUP

Dixie 2011 Carpet and Rug Sales by End Market

Commercial %
2001 – 2011
From 29% to 38%



High-End Commercial 29%
High-End Residential 71%

Carpet Dollar Sales
Indexed to 2008

THE DIXIE GROUP



1.20
1.10
1.00
0.90
0.80
0.70
0.60
Q1 2008
Q3 2008
Q1 2009
Q3 2009
Q1 2010
Q3 2010
Q1 2011
Q3 2011
Dixie Total Index to 2008 Dollars
CRI Total Index to 2008 Dollars

Carpet Unit Sales
Indexed to 2008

THE DIXIE GROUP


1.30
1.20
1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.40
Q1 2008
Q3 2008
Q1 2009
Q3 2009
Q1 2010
Q3 2010
Q1 2011
Q3 2011
Dixie Total Index to 2008 Units
CRI Total Index to 2008 Units

Residential Positioning
The Dixie Group

THE DIXIE GROUP



ESTIMATED TOTAL WHOLESALE MARKET
FOR CARPETS AND RUGS:
VOLUME AND PRICE POINTS
Positioning of Dixie Brands by Price Point Segment
(Over $20 per SQ YD)
ESTIMATED DATA
BROADLOOM RESIDENTIAL SALES = $7.0 Billion (2009 $'s)
35% Market Share
Masland
Dixie Home
Fabrica
TOTAL MARKET: SQUARE YARDS
OR SALES DOLLARS
$0
$8
$14
$21
$28
$35
$42
$49
INDUSTRY
AVERAGE
PRICE / SQ YD

Note: Industry average price is based on sales reported through industry sources.

Excerpt from KSA Study dated May 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc.

Dixie Group High-End Residential Sales
All Brands





Year 2011


Fabrica, 18%
Masland, 41%
Dixie Home, 41%

Dixie Group High-End Residential Sales
All Brands

THE DIXIE GROUP



Sales by Channel for 2011



Other, 1%
Distributor, 1%
Specialty – OEM, 1%
Commercial, 2%
Builder, 3%
National Retailers, 2%
Mass Merchant, 16%
Designer, 19%
Retailer, 55%

DIXIE HOME

THE DIXIE GROUP



Sales by Channel for 2011



Builder, 2%
Distributor, 1%
Mass Merchant, 40%
Retailer, 57%



- Well-styled moderate to upper priced residential broadloom line
- Dixie provides a "full line" to retailers
- Leverage needed by fiber suppliers for market access
- Selective distribution strategy attractive to retailers
- Growth initiatives
  - Stainmaster ®SolarMax ™ Fiber Technology
  - Durasilk (polyester) collection

Masland CARPETS & RUGS

THE DIXIE GROUP



Sales by Channel for 2011


Commercial, 6%
Other, 1%
Builder, 4%
National Retailers, 1%
Designer, 30%
Retailer, 58%



- Leading high-end brand with reputation for innovative styling, design and color
- High-end retail / designer driven
- Hand crafted and imported rugs
- Growth initiative
  - Stainmaster® TruSoft™ Fiber Technology
  - Wool products
    - First introductions in 2007
    - Now offering complete line to the industry

FABRICA FINE CARPET & RUGS

THE DIXIE GROUP



Sales by Channel for 2011


Other, 4%
Specialty - OEM, 3%
Builder, 3%
National Retailers, 8%
Retailer, 45%
Designer, 37%



- Premium high-end brand
  - Superior quality in all aspects
- Designer focused
- Hand crafted and imported rugs
- Growth initiative
  - New products, heightened focus on retail penetration
  - Full service supplier of wool to the designer trade with excellent service and support

Masland contract

THE DIXIE GROUP



Sales by Channel for 2011


Gov't, 6%
Health Care, 3%
Store Planning, 8%
Hospitality, 23%
Education, 13%
Corporate, 45%

Channels: Interior Design Specifier and Commercial End User

Masland contract

THE DIXIE GROUP



- Premium brand in the commercial marketplace
- Designer focused
- Strong national account base
  - Nordstrom's, Target, Sears, Belk, Delta Air Lines, AECOM, Club Corporation of America
- Growth initiative
  - Modular/carpet tile
  - End User Channel

Dixie Group Sales
$ in millions

THE DIXIE GROUP



$331
$321
$283
$203
$231
$269
350
300
250
200
150
100
50
-
17
314
16
305
11
272
6
199
6
225
7
262
2006
2007
2008
2009
2010
2011 Annualized
Carpet Sales
Processing Sales

Sales & Operating Income
$ in millions

THE DIXIE GROUP

	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
Net Sales	56.7	65.1	66.0	69.2	69.6
Net Income (Loss) from continuing operations	(1.9)	0.6	0.6	0.8	0.0
Non-GAAP Adjusted Operating Income (Loss)	(1.6)	2.5	1.8	1.7	1.2
Non-GAAP Adjusted EBITDA	1.3	5.2	4.3	4.1	3.6

- We will publish 2011 results on March 8, 2012
- Through Q3 2011 we:
  - improved YTD Adj. Operating Income by $8.2 million vs. 2010
  - improved YTD Adj. EBITDA by $6.7 million vs. 2010
  - need to invest less than depreciation over the next few years
  - capital expenditures of $6.8 million vs. D & A of $9.7 million
  - refinanced our senior credit lines with a new 5 year deal
    - no financial covenants if availability above $10 million

Note: Non-GAAP reconciliation on slide 33

Current Business Conditions
2011 Activity

THE DIXIE GROUP

Sales Activity (on a 52 week basis):

- Residential sales up 16% while the industry is down slightly
- Commercial sales up 11%, nearly double the industry growth rate
- Dixie Group sales up 14% versus limited growth for the industry
  - All brands up for the year
  - Commercial sales growth strongest in modular carpet tile
  - Residential sales growth fastest at the upper-end of price range
- For the fourth quarter on a similar weeks basis to 2010:
  - Carpet to the upper end retail trade was up 7%, overall up 3%
  - Growth was highest at the highest price points
  - This is in line with increasing consumer confidence and a stable and rising stock market

Outlook
Current quarter

THE DIXIE GROUP

Though the market has been difficult, we are encouraged by:

- The sales improvement is strongest at the highest price points
- Positive market reception to our new products:
  - Masland and Fabrica Wool Collections continued growth
  - Masland Avenue – new technology with a woven look
  - New Stainmaster ® SolarMax™ and TruSoft ™ products
  - Modular Carpet Tile is taking market share
- Having invested significantly in our capabilities for future growth and established our financial structure for the next 5 years

…… We will take advantage of market conditions as they improve



Masland CARPETS & RUGS

FABRICA FINE CARPET & RUGS



THE DIXIE GROUP



DIXIE HOME

Masland contract



Non-GAAP Information

THE DIXIE GROUP

Use of Non-GAAP Financial Information:

The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States.

The Company defines Net Sales as adjusted as Net Sales divided by the actual number of weeks and multiplied by the number of weeks in a normal period. (Note 1)

The Company defines Adjusted Operating Income as Operating Income plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 2)

The Company defines Adjusted EBIT as net income less income from discontinued operations, net of tax, plus taxes and plus interest. (Note 3)

The Company defines Adjusted EBTIDA as Adjusted EBIT plus depreciation and amortization, plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined and plus other (income) expense - net. (Note 4)

The company defines Free Cash Flow as Net Incomes plus interest plus depreciation minus the net change in working capital minus the tax shield on interest minus capital expenditures net of asset sales. The change in net working capital is the change in current assets less current liabilities between periods. (Note 5)

Non-GAAP Information

THE DIXIE GROUP

Use of Non-GAAP Financial Information:

Net Sales Adjusted			
($ in thousands)	YTD 2010	YTD 2011	Y/Y Chge
Weeks in Period	39	40	
Net Sales as Reported	166,188	204,761	23.2%
Adjustment for Weeks	-	(4,711)	-2.8%
Non-GAAP Net Sales as Adjusted (Note 1)	$ 166,188	$ 200,050	20.4%

Use of Non-GAAP Financial Information:

Note a: Restated

Adjusted Operating Income (Loss)

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011 YTD
Operating income (loss)	16,707	(28,460)	(45,389)	(2,570)	5,148
Plus: Facility consolidation and severance expenses	-	2,317	4,091	1,556	(563)
Plus: Impairment of assets	-	4,478	1,459	-	-
Plus: Impairment of goodwill	-	23,121	31,406	-	-
Less One time item: Insurance gain	-	-	-	-	(492)
Plus One time item: Workers' compensation retention	-	-	-	-	625
Non-GAAP Adjusted Operating Income (Loss) (Note 2)	$ 16,707	$ 1,456	$ (8,433)	$ (1,014)	$ 4,718

Adjusted Earnings before Interest and Taxes (Adjusted EBIT)

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011 YTD
Net income (loss) as reported	6,247	(31,481)	(42,241)	(4,654)	1,347
Less: Income (loss) from discontinued operations, net of tax	(521)	(313)	(382)	(281)	(127)
Plus: Taxes	3,686	(2,931)	(8,870)	(2,604)	647
Plus: Interest	6,347	5,965	5,521	4,124	2,736
Non-GAAP Adjusted EBIT (Note 3)	$ 16,801	$ (28,134)	$ (45,208)	$ (2,853)	$ 4,857

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011 YTD
Non-GAAP Adjusted EBIT (from above)	16,801	(28,134)	(45,208)	(2,853)	4,857
Plus: Depreciation and amortization	12,941	13,752	13,504	11,575	7,301
Plus: Facility consolidation and severance expenses	-	2,317	4,091	1,556	(563)
Plus: Impairment of assets	-	4,478	1,459	-	-
Plus: Impairment of goodwill	-	23,121	31,406	-	-
Less One time item: Insurance gain	-	-	-	-	(492)
Plus One time item: Workers' compensation retention	-	-	-	-	625
Plus One time item: Refinancing costs in Other expense	-	-	-	-	317
Plus: Other (income) expense - net	(94)	(326)	(181)	283	(26)
Non-GAAP Adjusted EBITDA (Note 4)	$ 29,648	$ 15,208	$ 5,071	$ 10,561	$ 12,019

Use of Non-GAAP Financial Information:

Adjusted Operating Income (Loss)

($ in thousands)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
Operating income (loss)	(2,286)	59	(1,937)	1,594	1,669	2,301	1,178
Plus: Facility consolidation and severance expenses	211	122	304	918	-	(563)	-
Plus: Impairment of assets	-	-	-	-	-	-	-
Plus: Impairment of goodwill	-	-	-	-	-	-	-
Less One time item: Insurance gain	-	-	-	-	(492)	-	-
Plus One time item: Workers' compensation retention	-	-	-	-	625	-	-
Non-GAAP Adj. Operating Income (Loss) (Note 2)	$ (2,075)	$ 181	$ (1,633)	$ 2,512	$ 1,802	$ 1,738	$ 1,178

Adjusted Earnings before Interest and Taxes (EBIT)

($ in thousands)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
Net income (loss) as reported	(2,529)	(744)	(1,897)	516	623	767	(43)
Less: Income (loss) from discontinued, net tax	(70)	(60)	(28)	(122)	(21)	(41)	(65)
Plus: Taxes	(1,060)	(636)	(965)	57	109	582	(44)
Plus: Interest	1,235	1,082	904	903	932	900	904
Non-GAAP Adjusted EBIT (Note 3)	$ (2,284)	$ (238)	$ (1,930)	$ 1,598	$ 1,685	$ 2,290	$ 882

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)

($ in thousands)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
Non-GAAP Adjusted EBIT (from above)	(2,284)	(238)	(1,930)	1,598	1,685	2,290	882
Plus: Depreciation and amortization	2,964	2,966	2,941	2,704	2,519	2,361	2,421
Plus: Facility consolidation & severance expenses	211	122	304	918	-	(563)	-
Plus: Impairment of assets	-	-	-	-	-	-	-
Plus: Impairment of goodwill	-	-	-	-	-	-	-
Less One time item: Insurance gain	-	-	-	-	(492)	-	-
Plus One time item: Workers' compensation retention	-	-	-	-	625	-	-
Plus One time item: Refinancing costs in Other expense	-	-	-	-	-	-	317
Plus: Other (income) expense - net	(2)	297	(7)	(5)	(16)	11	(21)
Non-GAAP Adjusted EBITDA (Note 4)	$ 889	$ 3,147	$ 1,308	$ 5,215	$ 4,321	$ 4,099	$ 3,599

Due to rounding, totals of the quarterly information for each of the years reflected may not necessarily equal the annual totals.

Non-GAAP Information

THE DIXIE GROUP

Non-GAAP Financial Information:

Free Cash Flow (FCF)

($ in thousands)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
Net income (loss) as reported	(2,529)	(744)	(1,897)	516	623	766	(43)
Plus: Interest	1,235	1,082	904	903	932	900	904
Plus: Depreciation	2,914	2,916	2,941	2,655	2,469	2,311	2,421
Minus: Net change in Working Capital	(5,988)	3,134	4,962	1,522	5,110	(779)	1,991
Minus: Tax shield on Interest	432	379	316	316	326	315	316
Non-GAAP Cash from Operations	$ 7,176	$ (259)	$ (3,330)	$ 2,236	$ (1,412)	$ 4,441	$ 975
Minus: Capital Expenditures net of Asset Sales	2,914	2,906	1,166	486	1,100	1,038	2,053
Non-GAAP Free Cash Flow (Note 5)	$ 4,262	$ (3,165)	$ (4,496)	$ 1,750	$ (2,512)	$ 3,403	$ (1,078)